INDEPENDENT AUDITORS’ REPORT

To the Members of
Erick Flowback Services LLC
Erick, Oklahoma

We have audited the accompanying balance sheet of Erick Flowback Services LLC (the “Company”) as of December 31, 2011, and the related statements of income, members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Erick Flowback Services LLC as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs & Veselka Co.
Houston, Texas

May 24, 2012

ERICK FLOWBACK SERVICES LLC
BALANCE SHEET
DECEMBER 31, 2011

Current assets
Cash and cash equivalents	$ 1,910,097
Accounts receivable	9,088,815
Employee advances	291,755
Prepaid expenses	49,900
Total current assets	11,340,567

Property and equipment, net	15,486,069
Other assets	24,667

TOTAL ASSETS	$ 26,851,303

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$ 1,745,905
Factoring liability, net	7,452,516
Accrued expenses	572,072
Line of credit	1,522,285
Current portion of long-term debt	315,981
Total current liabilities	11,608,759

Long-term debt	1,431,291
Total liabilities	13,040,050

Members’ equity	13,811,253

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$ 26,851,303

The accompanying notes are an integral part of these financial statements.

ERICK FLOWBACK SERVICES LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011

Revenues	$ 41,442,768
Cost of revenues	22,367,846

Gross profit	19,074,922

Operating expenses	3,110,507

Income from operations	15,964,415

Other income (expense)
Interest income	15,527
Interest expense	(912,076)
Other	(29,168)
Total other expense, net	(925,717)

NET INCOME	$ 15,038,698

The accompanying notes are an integral part of these financial statements.

ERICK FLOWBACK SERVICES LLC
STATEMENT OF MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2011

BALANCE AT JANUARY 1, 2011	$ 4,564,381

Net income	15,038,698

Distributions to members	(5,791,826)

BALANCE AT DECEMBER 31, 2011	$ 13,811,253

The accompanying notes are an integral part of these financial statements.

ERICK FLOWBACK SERVICES LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2011

Cash flows from operating activities
Net income	$ 15,038,698
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	1,896,161
Loss on sale of property and equipment	280,603
Changes in operating assets and liabilities:
Accounts receivable	(7,980,886)
Employee advances	(170,130)
Prepaid expenses	(49,900)
Other assets	(24,667)
Accounts payable	536,604
Accrued expenses	319,628
Net cash from operating activities	9,846,111

Cash flows from investing activities
Purchases of property and equipment	(11,737,724)
Proceeds from sale of property and equipment	37,366
Net cash from investing activities	(11,700,358)

Cash flows from financing activities
Distributions to members	(5,791,826)
Change in Factoring liability	7,452,516
Net borrowings under line of credit	1,522,285
Borrowings on notes payable	960,000
Repayments of notes payable	(395,340)
Net cash from financing activities	3,747,635

Net change in cash and cash equivalents	1,893,388

Cash and cash equivalents, beginning of year	16,709

Cash and cash equivalents, end of year	$ 1,910,097

Supplemental disclosure of cash flow information:
Interest paid	$ 912,076
Noncash investing and financing activities
Financing of property and equipment acquisitions	$ 613,025

The accompanying notes are an integral part of these financial statements.

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Erick Flowback Services LLC (the “Company”) was incorporated on February 7, 2007 in the State of Oklahoma. The Company provides professional flowback services to the oil and gas industry primarily in Oklahoma, Pennsylvania, Texas and Ohio.

Basis of Presentation – The Company’s year-end is December 31st. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Management Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Cash and Cash Equivalents – The Company considers all highly-liquid instruments purchased with a maturity date of three months or less to be cash equivalents.

Revenue Recognition – Revenue from flowback services is recognized when the services have been provided. Equipment rental income is recognized ratably as it is earned.

Concentration of Credit Risk – At times, the Company maintains deposits in federally insured financial institutions in excess of federally insured limits. Management monitors the credit ratings and concentration of risk with these financial institutions on a continuing basis to safeguard cash deposits.

Accounts Receivable – The Company does business and extends credit to its customers based on an evaluation of each customer’s financial condition, generally without requiring collateral. Exposure to losses on receivables is evaluated continuously by Company management. No allowance for doubtful accounts has been provided as Company management deems all accounts receivable fully collectible at December 31, 2011 based upon a review of outstanding receivables, historical collection experience and existing economic conditions.

Property and Equipment – Property and equipment are presented at cost less accumulated depreciation. All acquisitions of property and equipment of a clearly immaterial nature and all expenditures for repairs, maintenance, renewals, and betterments that do not materially prolong the useful lives of assets are expensed. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the estimated useful lives of the assets or the length of the related leases including renewals. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income.

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

Property and equipment are stated at cost and depreciated using the straight-line method over the following estimated useful lives of the assets:

Assets	Life

Building and building improvements	15 - 39 Years
Machinery and equipment	5 - 7 Years
Office furniture and equipment	5 - 7 Years
Vehicles and transportation equipment	5 - 7 Years

Factoring Arrangement – During 2010, the Company had an agreement with a factoring company to finance its cash flow needs.  Invoices of preapproved customers were submitted to the factoring company and the Company received 91% of the invoices in cash.  The factoring company initially charged a 0.90% fee on the face value of the factored receivables for each 10-day period the receivable remained uncollected. After the receivable is outstanding for 90 days the entire 9% withheld upfront was applied as the fee for that balance even if collected after the 90-day period. The factoring agreement was without recourse. Hence, invoices submitted to the factoring company were not reported as receivables in the financial statements.

In August 2011, the Company entered into a new factoring agreement replacing its previous agreement. Under the new factoring agreement, the factoring company provides cash advances against open receivable prior to collection. Invoices of preapproved customers are submitted to the factoring company and the Company receives 90% of the invoices in cash. Factoring fees are deducted from collected receivables and are calculated based on three-month LIBOR + 5%, subject to a minimum of $7,500 monthly. Also, the Company pays a $60,000 facility fee annually. The Company is responsible for receivables that remain uncollectible after 90 days under recourse provisions within the factoring agreement. Hence, these invoices are reported as receivables and the cash advances are reported as a factoring liability in the financial statements.

During 2011, factoring fees totaled $840,444. These are included in interest expense in the financial statements.

Fair Value Measurements – The carrying value of cash and cash equivalents, accounts receivable and accounts payable, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments.  The estimated fair value of long-term debt with similar terms and remaining maturities is not significantly different than the carrying value of the debt. The Company has no assets or liabilities measured at fair value on a recurring or nonrecurring basis.

Impairment of Long-Lived Assets – The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of an asset to be held and used is measured by a comparison of the carrying amount of the asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount the carrying value of the assets exceeds the fair value of the assets. No impairment charges were recorded in 2011.

Income Taxes – The Company operates as a limited liability corporation and is taxed for federal purposes as a partnership. The Company’s taxable income or loss is reported on the income tax returns of its members. Uncertain tax positions are recognized in the financial statements only if that position is more-likely-than not of being sustained upon examination by taxing authorities, based on the technical merits of the position. As of December 31, 2011, there were no uncertain tax positions recorded.

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

The Company files income tax returns in the U.S. federal and state jurisdictions. The Company’s periodic tax returns filed in 2008 and thereafter are subject to examination by taxing authorities in accordance with the normal statutes of limitations in the applicable jurisdictions.

Recently Issued Accounting Pronouncements – In May 2011, the Financial Accounting Standards Board (FASB) issued an update to Accounting Standards Codification (ASC) 820, Fair Value Measurement. The Accounting Standards Update (ASU) conforms certain sections of ASC 820 to International Financial Reporting Standards in order to provide a single converged guidance on the measurement of fair value. This update also expands the existing disclosure requirements for fair value measurements. This ASU is effective for interim and annual periods beginning after December 15, 2011. The adoption of this ASU is not expected to have a material impact, if any, on the Company’s financial statements.

In June 2011, the FASB issued an update to ASC 220, Comprehensive Income. This ASU requires entities to present components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that would include reclassification adjustments for items that are reclassified from other comprehensive income to net income on the face of the financial statements. This ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this ASU is not expected to have a material impact, if any, on the Company’s financial statements.

In September 2011, the FASB issued an update to ASC 350, Intangibles – Goodwill and Other. This ASU amends the guidance in ASC 350-20 on testing for goodwill impairment. The revised guidance allows entities testing for goodwill impairment to have the option of performing a qualitative assessment before calculating the fair value of the reporting unit. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test annually for impairment. The ASU is limited to goodwill and does not amend the annual requirement for testing other indefinite-lived intangible assets for impairment. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this ASU is not expected to have a material impact, if any, on the Company’s financial statements.

The Company has implemented all new accounting pronouncements and does not believe that there are any other new accounting pronouncements that have been issued that may have a material impact on its financial statements.

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

Building and building improvements	$ 140,881
Vehicles and transportation equipment	1,899,177
Office furniture and equipment	30,516
Machinery and equipment	16,036,520
18,107,094
Less: accumulated depreciation	(2,669,257)
Land	48,232

Total property and equipment, net	$ 15,486,069

Depreciation expense totaled to $1,896,161 for 2011. Of this total, $7,836 was included in operating expenses.

NOTE 3 – ECONOMIC DEPENDENCY

For 2011 two customers comprised the majority of the Company’s revenue. Revenue from these customers totaled $28,198,881 representing approximately 68% of total revenues.

As of December 31, 2011, the amounts due from these customers included in accounts receivable was $6,112,812 representing approximately 67% of total accounts receivable.

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 4 – LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

Note payable in monthly installments of $1,498 including interest at 6.73%, secured by
equipment, due June 2012.	$ 9,695

Note payable in monthly installments of $965 including interest at 6.98%, secured by
equipment, due September 2012.	8,341

Note payable in monthly installments of $5,307 including interest at 5.5%, secured by
equipment, due December 2012.	61,943

Note payable in monthly installments of $1,381 including interest at 5.89%, secured by
equipment, due March 2013.	18,574

Note payable in monthly installments of $853 including interest at 7.79%, secured by
equipment, due July 2013.	13,499

Note payable in monthly installments of $661 including interest at 6.99%, secured by
equipment, due April 2014.	16,271

Note payable in monthly installments of $974 including interest at 11.75%, secured by
equipment, due November 2014.	27,522

Note payable in monthly installments of $1,644 including interest at 7.49%, secured by
equipment, due November 2014.	29,600

Note payable in monthly installments of $11,348 including interest at 7.3%, secured by
equipment, due November 2014.	953,908

Note payable in monthly installments of $637 including interest at 7.04%, secured by
equipment, due March 2015.	23,148

Note payable in monthly installments of $817 including interest at 8.99%, secured by
equipment, due August 2015.	31,097

Note payable in monthly installments of $733 including interest at 8.45%, secured by
equipment, due August 2015.	27,621

Note payable in monthly installments of $924 including interest at 6.51%, secured by
equipment, due November 2015.	68,032

Note payable in monthly installments of $674 including interest at 8.99%, secured by
equipment, due December 2015.	27,076

Note payable in monthly installments of $694 including interest at 8.99%, secured by
equipment, due December 2015.	27,869

Note payable in monthly installments of $501 including interest at 7.04%, secured by
equipment, due March 2016.	8,696

Note payable in monthly installments of $346 including interest at 7.04%, secured by
equipment, due March 2016.	15,481

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

Note payable in monthly installments of $805 including interest at 8.74%, secured by
equipment, due August 2016.	$ 36,057

Note payable in monthly installments of $744 including interest at 6.99%, secured by
equipment, due August 2016.	35,980

Note payable in monthly installments of $746 including interest at 6.99%, secured by
equipment, due August 2016.	36,811

Note payable in monthly installments of $796 including interest at 8.89%, secured by
equipment, due September 2016.	37,350

Note payable in monthly installments of $745 including interest at 5.90%, secured by
equipment, due September 2016.	37,488

Note payable in monthly installments of $794 including interest at 8.56%, secured by
equipment, due October 2016.	37,757

Note payable in monthly installments of $619 including interest at 9.89%, secured by
equipment, due November 2016.	29,078

Note payable in monthly installments of $857 including interest at 9.59%, secured by
equipment, due December 2016.	40,550

Note payable in monthly installments of $826 including interest at 11.06%, secured by
equipment, due December 2016.	37,946

Note payable in monthly installments of $1,017 including interest at 6.89%, secured by
equipment, due December 2016.	49,882
1,747,272
Less: current portion	(315,981)

Total long-term debt	$ 1,431,291

Future maturities of long-term debt are summarized as follows:

For the Year Ending
December 31,	Amount

2012	$ 315,981
2013	232,889
2014	979,757
2015	137,474
2016	81,171

Total	$ 1,747,272

ERICK FLOWBACK SERVICES LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 5 – LINE OF CREDIT

In November 2011, the Company obtained a $2,000,000 line of credit from a bank. The line of credit bears interest at the bank’s Base Rate which was 7.8% at December 31, 2011. The line of credit requires monthly payments of interest only with the total outstanding balance plus any accrued interest due upon maturity in November 2012. The line of credit is secured by pledge of all property and assets of the Company and the guaranties of its member owners.

NOTE 6 – RELATED PARTY TRANSACTIONS

During 2011 the Company made an agreement to pay a commission to a member’s brother for design and construction of certain flowback equipment. The commission is calculated on a percentage basis of flowage through the tanks. For 2011, the commission expense paid was $1,757,605.

During 2011, the Company purchased equipment during from a company which the members hold partial ownership in the amount of $632,716.

NOTE 7 – LEASE COMMITMENTS

The Company leases buildings under noncancelable operating leases. Future minimum lease payments under these noncancelable leases consisted of the following as of December 31, 2011:

For the Year Ending
December 31,	Amount

2012	$ 246,812
2013	227,013
2014	218,014
2015	218,015
2016	146,016
Thereafter	696,000

Total	$ 1,751,870

Total operating lease expense incurred for 2011 was $174,383.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 24, 2012, the date these financial statements were available to be issued and is not aware of any subsequent events that would have a material impact on the accompanying financial statements.